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                                [MBIA LOGO]                       EXHIBIT 10.8



                     CERTIFICATE GUARANTY INSURANCE POLICY




OBLIGATIONS:    Not to Exceed $100,000,000              POLICY NO.:23074
                T & W Lease-Backed Trust
                8.275% Lease-Backed Certificates


        MBIA Insurance Corporation (the "Insurer"), in consideration of the payment of the premium and subject to the terms of this Certificate Guaranty Insurance Policy (this "Policy"), hereby unconditionally and irrevocably guarantees to any Owner that an amount equal to each full and complete Insured Payment will be received by Norwest Bank Minnesota, National Association, or its successor, as trustee for the Owners (the "Trustee"), on behalf of the Owners, for distribution by the Trustee to each Owner of each Owner's proportionate share of the Insured Payment. The Insurer's obligations hereunder with respect to a particular Insured Payment shall be discharged to the extent funds equal to the applicable Insured Payment are received by the Trustee, whether or not such funds are properly applied by the Trustee. Insured Payments shall be made only at the time set forth in this Policy, and no accelerated Insured Payments shall be made regardless of any acceleration of the Obligations, unless such acceleration is at the sole option of the Insurer.

        Notwithstanding the foregoing paragraph, this Policy does not cover shortfalls, if any, attributable to the liability of the Transferor, the Trust or the Trustee for withholding taxes, if any (including interest and penalties in respect of any such liability).

        The Insurer will pay any Insured Payment that is a Preference Amount on the Business Day following receipt on a Business Day by the Fiscal Agent (as described below) of (i) a certified copy of the order requiring the return of a preference payment, (ii) an opinion of counsel satisfactory to the Insurer that such order is final and not subject to appeal, (iii) an assignment in such form as is reasonably required by the Insurer, irrevocably assigning to the Insurer all rights and claims of the Owner relating to or arising under the Obligations against the debtor which made such preference payment or otherwise with respect to such preference payment and (iv) appropriate instruments to effect the appointment of the Insurer as agent for such Owner in any legal proceeding related to such preference payment, such instruments being in a form satisfactory to the Insurer, provided that if such documents are received after 12:00 noon, New York City time, on such Business Day, they will be deemed to be received on the following Business Day. Such payments shall be disbursed to the receiver or trustee in bankruptcy named in the final order of the court exercising jurisdiction on behalf of the Owner and not to any Owner directly unless such Owner has returned principal or interest paid on the Obligations to such receiver or trustee in bankruptcy, in which case such payment shall be disbursed to such Owner.

        The Insurer will pay any other amount payable hereunder no later than 12:00 noon, New York City time, on the later of the Payment Date on which the related Deficiency Amount is
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                                  [MBIA LOGO]

due or the second Business Day following receipt in New York, New York on a Business Day by State Street Bank and Trust Company, N.A., as Fiscal Agent for the Insurer or any successor fiscal agent appointed by the Insurer (the "Fiscal Agent") of a Notice (as described below); provided that if such Notice is received after 12:00 noon, New York City time, on such Business Day, it will be deemed to be received on the following Business Day. If any such Notice received by the Fiscal Agent is not in proper form or is otherwise insufficient for the purpose of making claim hereunder, it shall be deemed not to have been received by the Fiscal Agent for purposes of this paragraph, and the Insurer or the Fiscal Agent, as the case may be, shall promptly so advise the Trustee and the Trustee may submit an amended Notice.

        Insured Payments due hereunder, unless otherwise stated herein, will be disbursed by the Fiscal Agent to the Trustee on behalf of the Owners by wire transfer of immediately available funds in the amount of the Insured Payment less, in respect of Insured Payments related to Preference Amounts, any amount held by the Trustee for the payment of such Insured Payment and legally available therefor.

        The Fiscal Agent is the agent of the Insurer only, and the Fiscal Agent shall in no event be liable to Owners for any acts of the Fiscal Agent or any failure of the Insurer to deposit, or cause to be deposited, sufficient funds to make payments due under this Policy.

        Subject to the terms of the Agreement, the Insurer shall be subrogated to the rights of each Owner to receive payments under the Obligations to the extent of any payment by the Insurer hereunder.

        As used herein, the following terms shall have the following meanings:

        "Agreement" means the Trust and Security Agreement dated as of February 1, 1997 among T & W Funding Company I, L.L.C., T & W Financial Corporation, as servicer, and the Trustee, as trustee and back-up servicer, without regard to any amendment or supplement thereto unless such amendment or supplement has been approved in writing by the Insurer in accordance with the terms of the Agreement.

        "Business Day" means any day other than a Saturday, a Sunday or a day on which the Insurer or banking institutions in New York City or in the city in which the corporate trust office of the Trustee under the Agreement is located are authorized or obligated by law or executive order to close.

        "Deficiency Amount" means (i) for any Payment Date, any shortfall in amounts available in the Collection Account to pay the interest due on the Obligations under Section 12.02(d)(v) of the Agreement after payment of all amounts payable pursuant to Section 12.02(d)(i) through (iv) of the Agreement, plus (ii) on the Stated Maturity, any shortfall in amounts available in the Collection Account to pay the Outstanding Principal Balance after the payment of all amounts payable pursuant to Section 12.02(d)(i) through (v) of the Agreement.


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                                  [MBIA LOGO]

        "Insured Payment" means (i) as of any Payment Date, any Deficiency Amount and (ii) any unpaid Preference Amount.

        "Notice" means the telephonic or telegraphic notice, promptly confirmed in writing by telecopy substantially in the form of Exhibit A attached hereto, the original of which is subsequently delivered by registered or certified mail, from the Trustee specifying the Insured Payment which shall be due and owing on the applicable Payment Date.

        "Owner" means each Holder (as defined in the Agreement) who, on the applicable Payment Date, is entitled under the terms of the applicable Obligations to payment thereunder.

        "Preference Amount" means any amount previously distributed to an Owner on the Obligations that is recoverable and sought to be recovered as avoidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time, in accordance with a final nonappealable order of a court having competent jurisdiction.

        Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Agreement as of the date of execution of this Policy, without giving effect to any subsequent amendment to or modification of the Agreement unless such amendment or modification has been approved in writing by the Insurer.

        Any notice hereunder or service of process on the Fiscal Agent of the Insurer may be made at the address listed below for the Fiscal Agent of the Insurer or such other address as the Insurer shall specify in writing to the Trustee.

        The notice address of the Fiscal Agent is 61 Broadway, 15th Floor, New York, New York, 10006 Attention: Municipal Registrar and Paying Agency.

        This Policy is being issued under and pursuant to, and shall be construed under, the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

        The Insurance provided by this Policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law.

        This Policy is not cancelable for any reason. The premium on this Policy is not refundable for any reason, including payment, or provision being made for payment, prior to maturity of the Obligations.


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                                   MBIA LOGO


        IN WITNESS WHEREOF, the Insurer has caused this Policy to be executed and attested this 7th day of February, 1997.

                                        MBIA INSURANCE CORPORATION

                                        /s/ RICHARD WEILL
                                        ---------------------------
                                        President


Attest:                                 /s/ [SIG]
                                        ---------------------------
                                        Assistant Secretary
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                                   MBIA LOGO

                                   EXHIBIT A

                        TO CERTIFICATE INSURANCE POLICY
                                 NUMBER: 23074

                            NOTICE UNDER CERTIFICATE
                         INSURANCE POLICY NUMBER: 23074



State Street Bank and Trust Company, N.A., as Fiscal Agent
 for MBIA Insurance Corporation
61 Broadway, 15th Floor
New York, NY 10006
Attention: Municipal Registrar and
                Paying Agency

MBIA Insurance Corporation
113 King Street
Armonk, NY 10504

        The undersigned, a duly authorized officer of           , as trustee
(the "Trustee"), hereby certifies to State Street Bank and Trust Company, N.A. (the "Fiscal Agent") and MBIA Insurance Corporation (the "Insurer"), with
reference to Certificate Insurance Policy Number: [     ] (the "Policy") issued
by the Insurer in respect of the T & W Lease-Backed Trust, 8.275% Lease-Backed Certificates (the "Obligations"), that:

               (i) the Trustee is the trustee under the Trust and Security Agreement dated as of February 1, 1997 (the "Agreement"), among T & W Funding Company I, L.L.C., T & W Financial Corporation, as servicer, and the Trustee, as trustee for the Owners;

               (ii) the shortfall in amounts available in the Collection Account to pay the interest due on the Obligations under Section 12.02(d)(v) of the Agreement after payment of all amounts payable pursuant to Section 12.02(d)(i) through (iv) of the Agreement for the
        Payment Date occurring on         (the "Applicable Payment Date") is
        $        ;

               (iii) on the Stated Maturity, the shortfall in amounts available in the Collection Account to pay the Outstanding Principal Balance after the payment of all amounts payable pursuant to Section
        12.02(d)(i) through (v) of the Agreement is $       ;

               (iv) the sum of clauses (ii) and (iii) above is $ (the "Deficiency Amount");

               (v) the amount of previously distributed payments under the Obligations that are recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy

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                                   MBIA LOGO

        pursuant to the Bankruptcy Code in accordance with a final nonappealable
        order of a court having competent jurisdiction is $          (the
        "Preference Amount");

               (vi)    the total Insured Payment due is $      , which amount
        equals the sum of the Deficiency Amount and the Preference Amount;

               (vii) the Trustee is making a claim under and pursuant to the terms of the Policy for the dollar amount of the Insured Payment set forth in (iv) above to be applied to the payment of the Deficiency Amount for the Applicable Payment Date or Stated Maturity, as the case may be, in accordance with the Agreement and for the dollar amount of the Insured Payment set forth in (v) above to be applied to the payment of any Preference Amount; and

               (viii) the Trustee directs that payment of the Insured Payment be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the Policy; [TRUSTEE'S ACCOUNT].

        Any capitalized terms used in this Notice and not otherwise defined herein shall have the meaning assigned thereto in the Policy.

        Any Person Who Knowingly And With Intent To Defraud Any Insurance Company Or Other Person Files An Application For Insurance Or Statement Of Claim Containing Any Materially False Information, Or Conceals For The Purpose Of Misleading, Information Concerning Any Fact Material Thereto, Commits A Fraudulent Insurance Act, Which Is A Crime, And Shall Also Be Subject To A Civil Penalty Not To Exceed Five Thousand Dollars And The Stated Value Of The Claim For Each Such Violation.

        IN WITNESS WHEREOF, the Trustee has executed and delivered this Notice
under the Policy as of the      day of          ,     .


                                                                , as Trustee


                                                By
                                                Title






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